SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549

                               -------------------------


                                        FORM 8-K


                                     CURRENT REPORT


                           Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934


                                    January 12, 2001
                                   ------------------
                           (Date of earliest event reported)


                              BETHLEHEM STEEL CORPORATION
                             -----------------------------
                 (Exact name of registrant as specified in its charter)



            Delaware                   1-1941               24-0526133
        ----------------            ------------           ------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
        of organization)            File Number)       Identification Number)



               1170 Eighth Avenue
              Bethlehem, Pennsylvania                      18016-7699
     ---------------------------------------              -------------
    (Address of principal executive offices)                (Zip Code)



                                     (610) 694-2424
                                  -------------------
                  (Registrant's telephone number, including area code)

Item 5. Other Events


     On January 12, 2001, Bethlehem Steel Corporation and two affiliated limited liability companies (collectively "Bethlehem") filed a motion in the United States Bankruptcy Court, Northern District of Ohio, Eastern Division. Bethlehem's motion seeks to lift the automatic stay imposed in connection with the LTV Steel Company, Inc. ("LTV") bankruptcy petition filed in such court, or in the alternative, to compel LTV to assume or reject certain of its partnership agreements with Bethlehem.

Item 7. Financial Statements and Exhibits

C) Exhibit


99.1 Motion of Bethlehem Steel Corporation, Alliance Coatings Company, LLC and Ohio Steel Service Company, LLC, dated January 12, 2001, with exhibits

                                       SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BETHLEHEM STEEL CORPORATION
                                            (Registrant)

                                      by: /s/ L. A. Arnett
                                          ----------------------------------
                                          Name:  L.A. Arnett
                                          Title: Vice President and Controller
                                          (principal accounting officer)


Date: January 17, 2001